Derivative Instruments	12 Months Ended
Dec. 31, 2015
Derivative Instruments

Note 12 Derivative Instruments

The fair value of foreign currency contracts (Note 13) outstanding, as shown on the face of the balance sheets included in other current assets and Accrued expenses and other current liabilities, respectively, is presented below:

	December 31, 2014		December 31, 2015
	Notional U.S. dollar equivalent	Fair Value	Notional U.S. dollar equivalent	Fair Value
Assets –
Foreign currency contracts	$27,778	$697	$75,815	$405

Liabilities –
Foreign currency contracts	$4,287	$42	$1,767	$39

During 2013 and 2014 the Company recorded a net loss and a gain on foreign currency contracts of $(39) and $326, respectively. The net result on foreign currency contracts during 2015 was a gain of $2,510. These gains and losses were recorded on the face of the consolidated income statements under Other, net under the caption Other income and expense.